Exhibit 10.3

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2026 by and between (i) MeiraGTx Holdings plc, a Cayman Islands exempted company, with offices at 655 Third Avenue, Suite 1115, New York, NY 10017 (the “Company”), and (ii) TPC Investments Solutions II LP, a Delaware limited partnership, and TPC Investments Solutions Co-Invest II LP, a Delaware limited partnership (each, an “Investor” and collectively, the “Investors”) in connection with that certain Securities Purchase Agreement, by and between the Company and the Investors, dated as of even date herewith (the “Investment Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Investment Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1.Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Investors” means the Investors identified above and any Affiliate or Permitted Transferee of any such Investor who is a subsequent holder of Registrable Securities.

“Confidential Treatment Request” means any confidential treatment request submitted to the SEC pursuant to Rule 406 of the Securities Act of 1933, as amended (the “1933 Act”) relating to certain exhibits to be filed with the Registration Statement.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Ordinary Shares (including, for the avoidance of doubt, the Initial Shares and any Right Shares) and (ii) any other securities issued or issuable as a dividend or other distribution with respect to, in exchange for or in replacement of the Ordinary Shares, whether by merger, charter amendment or otherwise; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by the Investors pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

2.Registration.

(a)Registration Statements. By no later than November 15, 2026 (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale for the Registrable Securities provided that the Company shall register the Registrable Securities on Form S-3 as soon as such form is available, and the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC) covering the resale of all of the Registrable Securities; provided, however, that the Company shall initially register 1,300,000 Ordinary Shares in respect of any Right Shares to be issued. Subject to any SEC comments, such Registration Statement shall include a plan of distribution to be mutually agreed by the Company and the Investors; provided, however, that no Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Ordinary Shares resulting from share splits, share dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any Ordinary Shares or other securities for the account of any other holder without the prior written consent of the Investors. Such Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to the Investors, as partial liquidated damages and not as a penalty, in an amount equal to one percent (1%) of the aggregate amount invested by the Investors for each thirty (30)-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities; provided that in no event shall any such liquidated damages payments be more than five percent (5%) of aggregate amount invested by the Investors. Such payments shall be made to the Investors in cash no later than three (3) Business Days after the end of each thirty (30)-day period (the “Payment Date”). Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the Payment Date until such amount is paid in full. Nothing herein shall limit the Investors’ right to pursue actual damages for the foregoing, and the Investors shall have the right to pursue all remedies available to them at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. In the event that 1,300,000 Right Shares have been issued, the Company shall, at the Investors’ request, prepare and file with the SEC, on a date mutually agreed by the Company and the Investors, which shall be no earlier than thirty (30) days after receipt of such request, an additional Registration Statement on Form S-3 or an amendment to an existing Registration Statement to register the resale of a number of Ordinary Shares mutually agreed by the Company and the Investor (the “Additional Right Shares”) (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale for the Additional Right Shares provided that the Company shall register the Additional Right Shares on Form S-3 as soon as such form is available, and the Company shall maintain the effectiveness of the Registration Statement then in effect for the resale of the Additional Right Shares until such time as a Registration Statement on Form S-3 covering the Additional Right Shares has been declared effective by the SEC). For the avoidance of doubt, the failure of the Company to file or maintain the effectiveness of the Registration Statement covering any Additional Right Shares shall not constitute a breach of the Company’s obligations under this Agreement.

(b)Expenses. The Company will pay all reasonable expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, but excluding discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)Effectiveness.

(i)The Company shall use reasonable best efforts to have the Registration Statements to be declared effective as soon as practicable. The Company shall notify the Investors by e-mail as promptly as practicable, and in any event, within forty-eight (48) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement is not declared effective by the SEC prior to the earlier of (i) five (5) days after the SEC informs the Company in writing that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (ii) the sixtieth (60th) day after the filing of such Registration Statement if the SEC reviews such Registration Statement (the “Effectiveness Deadline”) or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay (as defined below), then the Company will make pro rata payments to the Investors then holding Registrable Securities, as partial liquidated damages and not as a penalty, in an amount equal to one percent (1%) of the aggregate amount invested by the Investors for each thirty (30)-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”); provided that in no event shall any such liquidated damages payments be more than five percent (5%) of aggregate amount invested by the Investors. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period (the “Blackout Period Payment Date”). Such payments shall be made to the Investors in cash. Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the Blackout Payment Date until such amount is paid in full. Nothing herein shall limit the Investors’ right to pursue actual damages for the foregoing, and the Investors shall have the right to pursue all remedies available to them at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(ii)For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Investors) disclose to the Investors any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use reasonable best efforts to terminate an Allowed Delay as promptly as practicable.

(d)Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter,” the Company shall use reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Investors are not “underwriters.” The Investors shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Investors’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investors as an “underwriter” in such Registration Statement without the prior written consent of such Investor. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). In furtherance of the foregoing, the Investors shall provide the Company with prompt written notice of their sale of substantially all of the Registrable Securities under such Registration Statement such that the Company will be able to file one or more additional Registration Statements covering the Cut Back Shares. From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable best efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares shall be the 60th day immediately after the Restriction Termination Date (or the 90th day if the SEC reviews such Registration Statement).

3.Company Obligations. The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)use reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction (other than volume limitations) pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act (the “Effectiveness Period”) and advise the Investors promptly in writing when the Effectiveness Period has expired;

(b)prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)provide copies to and permit a counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)furnish to the Investors whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Investors, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investors;

(e)use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell Ordinary Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; and (iii) furnish electronically to the Investors upon request, as long as the Investors own any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investors of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(k)if requested by the Investors, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as the Investors reasonably request to be included therein relating to the sale and distribution of Registrable Securities, including, without limitations, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Investors; provided that nothing herein shall limit the number of such requests the Investors may make to facilitate the sale of the Registrable Securities; and

(l)if requested by the Investors, cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted by the Investment Agreement and applicable law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as the Investors may request.

4.Due Diligence Review; Information. If any Investor is required under applicable securities laws to be described in a Registration Statement as an “underwriter,” the Company shall, upon reasonable prior notice, make available, during normal business hours, for inspection and review by such Investor, advisors to and representatives of such Investor (who may or may not be affiliated with such Investor and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other corporate documents and properties of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the applicable Investor and its accountants and attorneys to conduct such due diligence solely for the purpose of establishing a due diligence defense to underwriter liability under the 1933 Act; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and the Investors wishing to obtain such information entered or enter into an appropriate confidentiality agreement with the Company with respect thereto.

5.Obligations of the Investors.

(a)Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investors of the information the Company requires from the Investors. The Investors shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement.

(b)Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until such Investor is advised by the Company that such dispositions may again be made.

(d)Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

6.Indemnification.

(a)Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other Person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, or any violation by the Company of any rule or regulation promulgated by the 1933 Act applicable to the Company and relating to any action or inaction required of the Company in connection with any registration that has been effected pursuant to this Agreement, and will reimburse such Investor, and each such officer, director or member and each such controlling Person for any legal or other documented, out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling Person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus is outdated or defective or (iii) such Investor’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.

(b)Indemnification by the Investor. Each Investor, severally and not jointly, agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, shareholders and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any such Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c)Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. No indemnified party will, except with the consent of the indemnifying party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement.

(d)Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.Miscellaneous.

(a)Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investors.

(b)Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.4 of the Investment Agreement.

(c)Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. Each Investor may transfer or assign, in whole or from time to time in part, to one or more Persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such Person, provided that (i) such Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (v) such transfer shall have been made in accordance with the applicable requirements of the Investment Agreement.

(d)Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which Ordinary Shares are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(e)Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via electronic document, facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, which shall be deemed an original.

(g)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

MEIRAGTX HOLDINGS PLC

By:	/s/ Richard Brian Giroux
Name:	Richard Brian Giroux
Title:	Chief Financial Officer and Chief Operating Officer

[Signature Page to Registration Rights Agreement]

INVESTORS:

TPC INVESTMENTS SOLUTIONS II LP

By:	/s/ David Dubinsky
Name:	David Dubinsky
Title:	Authorized Signatory

TPC INVESTMENTS SOLUTIONS CO-INVEST II LP

By:	/s/ David Dubinsky
Name:	David Dubinsky
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]